Exhibit 99.2

 PARTNERING WITH VERITEX TO ACCELERATE TEXAS GROWTH  July 14, 2025

 Disclaimer  2  CAUTION REGARDING FORWARD-LOOKING STATEMENTS  The information contained or incorporated by reference in this presentation contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Huntington Bancshares Incorporated (“Huntington”) and Veritex Holdings, Inc. (“Veritex”), the expected timing of completion of the transaction, and other statements that are not historical facts and are subject to numerous assumptions, risks, and uncertainties that are beyond the control of Huntington and Veritex. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.  Huntington and Veritex caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Huntington’s and Veritex’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as FDIC special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the SEC, OCC, Federal Reserve, FDIC, CFPB and state-level regulators; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Huntington and Veritex; the outcome of any legal proceedings that may be instituted against Huntington or Veritex; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain Veritex shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Huntington and Veritex do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Huntington and Veritex successfully; the dilution caused by Huntington’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Huntington and Veritex. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2025, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website, http://www.huntington.com, under the heading “Investor Relations” and in other documents Huntington files with the SEC, and in Veritex’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2025, each of which is on file with the SEC and available on Veritex’s investor relations website, ir.veritexbank.com, under the heading “Financials” and in other documents Veritex files with the SEC.  All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Huntington nor Veritex assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward- looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Huntington or Veritex update one or more forward- looking statements, no inference should be drawn that Huntington or Veritex will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

 Disclaimer Cont.  2  IMPORTANT ADDITIONAL INFORMATION  In connection with the proposed transaction, Huntington will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Veritex and a Prospectus of Huntington, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Huntington and Veritex will be submitted to Veritex’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF VERITEX ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT  INFORMATION. Shareholders will be able to obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about Huntington and Veritex, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Huntington Investor Relations, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287, (800) 576-5007 or to Veritex Investor Relations, Veritex Holdings, Inc., 8214 Westchester Drive, Suite 800, Dallas, Texas 75225, (972) 349-6200.  PARTICIPANTS IN THE SOLICITATION  Huntington, Veritex, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Veritex in connection with the proposed transaction under the rules of the SEC. Information regarding the interests of the directors and executive officers of Huntington and Veritex and other persons who may be deemed to be participants in the solicitation of shareholders of Veritex in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus related to the transaction, which will be filed by Huntington with the SEC. Information regarding Huntington’s directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 6, 2025, and other documents filed by Huntington with the SEC. Information regarding Veritex’s directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2025, and other documents filed by Veritex with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described above under “Important Additional Information.”

 Strong 2Q25 Preliminary Results; Announcing Partnership with Veritex  Note: See reconciliations on slide 16 (ROTCE), slide 17 (Adj. CET1), slide 18 (TBVPS); adjusted CET1 based on estimated values  1 On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate. 2 Excluding the $58M securities repositioning and $3M of notable items  Highlights  Robust Second Quarter Performance  Delivering on organic growth strategies  Driving strong revenue growth and positive operating leverage  2Q25 EPS results included $0.04 of impact to EPS resulting from a $58 million decrease in earnings from a securities repositioning and Notable Items that decreased earnings by $3 million  Strong Credit & Growing Capital  Achieving strong credit performance with NCOs below full-year guidance  Growing capital and tangible book value per share  Strategic Expansion Through Veritex Partnership  Partnering with the right team with the right culture in the right markets to accelerate organic growth  Experienced leadership to help drive expansion of combined platform in Texas  YoY  2  Revenue (FTE)1  ROTCE  Avg. Loans  Avg. Deposits  TBVPS  NCO Ratio Adj. CET1  Key Metrics  2Q25  $1,954M  7.6%  13.3%  16.1%  $133.2B  7.9%  $163.4B  6.4%  $9.13  15.7%  0.20%  9.0%  EPS   Impacts  Securities Repositioning Notable Items  Adj. ROTCE2 17.6%  $0.34  ($0.04)  ($0.03)  ($0.01)

 Generating Growth in the Core and New Initiatives  Capturing Strategic Opportunities from a Position of Strength  Source: Company Documents;  1 2Q25 vs 2Q23; 2 End of Period Growth December 31, 2023 thru June 30, 2025; 3 December 31, 2023 thru March 31, 2025 growth in primary Banking Relationships, internally defined by criteria based on customer type  $13B  Total Loan Growth since 20232  New Initiatives  Core Markets  New Geographies  Fund Finance  National Deposits  Mortgage Servicing  Deposits  Lending  Aerospace & Defense  FIG  Native American Financial Services  New Commercial Verticals  Full Franchise Expansion  NC  SC  Texas  Accelerating NC and SC retail strategy  Expanding value-added fee services in new geographies and relationships  Expanding our franchise capabilities  Financial Sponsors Ecosystem  Mass Affluent Preferred Banking  Commercial Banking  Consumer & Regional Banking1  3%  Consumer PBR3 Growth  5%  Business PBR3 Growth  13%  Wealth Household Growth2  13%  Wealth AUM Growth2  35%  Capital Markets Revenue Growth1  11%  Commercial Loan Growth2  23%  Commercial Deposit Growth2  31%  Commercial Payment Revenues Growth1  40%  5  60%

 Strong cultural alignment, experienced local leadership, deep community relationships  Enables local delivery of  full Huntington franchise  Low-risk, financially attractive transaction backed by a proven track record of disciplined M&A and seamless integration execution  Partnership with Veritex Accelerates Organic Texas Expansion  2  3  4  Expands presence in  dynamic Texas market  11  5

 Scaling Presence in High-Growth Texas Markets  1  Source: Company Documents, City of Dallas Office of Economic Development, Dallas Chamber of Commerce, Fortune (2024), Greater Houston Partnership, S&P Global Market Intelligence, U.S. Bureau of Economic Analysis, U.S. Bureau of Labor Statistics, U.S. Census Bureau; World Bank; Note: Data as of March 31, 2025; Depository data as of June 30, 2024; GDP data as of 2024  1 Small and medium sized businesses defined as those with employees < 500 and sole proprietorships, and corporates defined as those with > 500 employees; 2 Affluent represents the number of households with incomes > $200K  Dallas-Fort Worth 4th  Largest Deposit Market  5th  By Fortune 500 HQ’s  Houston 11th  Largest Deposit Market  5th  By Population  #1  Job created since 2010  (1.3M jobs added)  #5  956K Small Businesses1  (8.8% YoY)  #7  396K Affluent Households2  (11.5% 10-Year CAGR)  #3  Job created since 2010  (1.1M jobs added)  #6  895K Small Businesses1  (9.2% YoY)  #10  339K Affluent Households2  (9.6% 10-Year CAGR)  4th  By Population  3rd  By Fortune 500 HQ’s  Texas Nationally by the Numbers Expansion Markets  Largest Economy in the World by GDP  (Larger than Italy, Canada and Brazil for #9 / #10 / #11)  #8  by # of Jobs Created  (Added ~220k jobs in past year, ~1.5x next state)  #1  by # of Fortune 500 Companies  (52 companies headquartered)  #2  # of Affluent Households  1.8M  2030E2  # of SMBs1  3.5M  # of Corporates1  ~7K  U.S. State by Population  (#4 state by 2030E projected population growth)  #2  5

 29%  32%  11%  6% 1%  22%  49%  5%  25%  Veritex Is the Right Partner to Accelerate Huntington’s Texas Growth  Source: Company Documents, S&P Global Market Intelligence; Note: Data as of March 31, 2025  1 Includes farmland loans; 2 Includes savings deposits  Branch Map  Residential  C&D1 13%  8%  Multifamily  CRE  C&I  $9B  Lending & Deposit Profile  Loans Deposits  Mortgage Warehouse Other  Noninterest Bearing  Interest Bearing2  Money Market  Time  $11B  $12.6B  Assets  3.31%  1Q25 NIM  0.94%  1Q25 ROAA  11.0%  CET1  CRE / C&I  SBA / USDA  Strong Cultural Alignment  Best in Show ‘Gold Eagle’ Award for Community Service  Company Overview  Founded in 2010 by CEO Malcolm Holland III  Headquartered in Dallas, TX  31 branches located in DFW & Houston  10th largest commercial bank HQ’d in Texas  Major Product Offerings  Financial Highlights  Specialty Banking  Treasury Solutions  Awards        Presence in High-Growth Dynamic Markets  Cornerstone and LIFE Award for Community Engagement  19 Branches  2  Truth in Texas Banking  To be the Leading People-First, Customer-Centered bank  Always Tell The Truth  Caring & Inclusive Culture  Always Act With Integrity  Most Trusted Financial Institution  Indispensable Partner  Always Be Transparent  Shared Cultural Values  12 Branches  10

 Bringing the Full Huntington Franchise to Texas  Source: Company Documents and Websites  1 SBA 7(a) volume  3  Strong Local Commercial Franchise  Existing Presence in Texas  Delivering Large Bank Capabilities Locally  Delivering Capital Markets & Payments  National Specialty Businesses  #1  SBA Lender in Texas1  Local Middle- Market Buildout  $6B  Loans  $2B  Deposits  100  Bankers  Veritex’s Areas of Differentiation Today Initial Targeted Synergy Opportunities  $9B  Loans  $11B  Deposits  ~90  Bankers  Commercial Relationship-Based Offerings  ★ Deep Local Relationships  ★ Well-Respected Bankers  ★ Commercial  Middle-Market Focus  ★ C&I, CRE and Specialty Businesses  ★ Highly Visible Golf Partnerships  Leveraging Consumer Relationships and Existing Branch Network  Expanding Fee Based Opportunities in Veritex’s Customer Set  Guaranteed Lending & Specialty Verticals  Corporate Banking, Specialty Verticals & Asset Finance  Commercial Offices  Full Suite of Branch and Digital Banking  Highly Visible Golf Partnerships  Wealth & Investment Management  Commercial Payments Offerings  Full Suite of Payments Capabilities  Local Relationship-Based Banking  Regional Middle-Market Banking Capstone, Capital Markets  CRE and Homebuilder Programs  Mortgage Ecosystem  10

 3rd  Largest State by Loans and Deposits  Low Risk, Financially Attractive Transaction  Source: Company Documents, FactSet, S&P Global Market Intelligence; Note: Data as of March 31, 2025; Market data as of July 11, 2025  1 Assumes fully realized synergies of 25% of Veritex’s 2026E non-interest expense; 2 Crossover method earn-back  4  Powerful Pro Forma Texas Franchise  $15B  Total Loans  $13B  Total Deposits  ~200  Total Bankers  Modestly accretive to EPS and ROTCE  Neutral to regulatory capital at close  Minimally dilutive to tangible book value per share, with an earn-back of ~1 year2  Exceeds IRR Hurdle  Pro Forma Financial Impacts Largely Neutral  Structure and  Consideration  Consideration Mix – 100% common stock  Fixed exchange ratio – Veritex shareholders will receive 1.95 Huntington shares for each Veritex share  Pro forma ownership – 93% Huntington / 7% Veritex  Transaction Value and Multiples  Aggregate Consideration – $1.9 billion  Price / TBVPS – 1.52x  Price / 2026E Consensus EPS – 14.3x  Price / Syn. Consensus 2026E EPS – 10.2x1  Expected Closing  Approvals – subject to approvals from Veritex shareholders and customary regulatory approvals  Closing – estimated in 4Q25  Leadership and Community  Leadership – Malcolm Holland to be Chairman of Texas  Community – continue to support Texas communities by funding $10 million toward philanthropic investments there  10

 Huntington’s Rigorous Approach to M&A and Due Diligence  Due Diligence Snapshot  Due Diligence Focus Areas  By the Numbers  ~400  professionals, including advisors and consultants  100%  of CRE Credits (>$25M of exposure)  All Top 75  C&I Credits (>$1M of exposure)  Credit Underwriting & CECL  Commercial Real Estate & Commercial Lending Specialty Lending  Information Technology & Cybersecurity Operations  Human Resources Risk Management  Finance, Tax & Accounting Regulatory & Compliance Internal Audit & Legal  Credit Due Diligence  Approach  Reviewed risk framework, credit policies, strategies, committee materials, and loan files  Assessment of performance trends across credit migration, delinquencies, and historical losses  Commercial loan portfolio  Top lending relationships and exposures  Commercial real estate, other commercial, and specialty lending portfolios  Consumer loan portfolio  Review of credit file samples  Statistical analysis across portfolio segments  Detailed Due Diligence Process Aligned to Maintain Huntington’s Aggregate Moderate-to-Low Risk Appetite  Dedication of Company-Wide Resources to Assess Benefits, Risks, and Opportunities  Comprehensive Due Diligence Process  Huntington is a Partner of Choice  Highly selective process  Attractive returns  Disciplined Acquirer  1  Delivering broad-based capabilities and industry expertise through local relationships  Retaining key partner leadership and employees  People and Culture  2  Commitment to local communities  Initiating a $10 million philanthropic commitment for Texas  Community  3  4  10

 Strong Execution & Disciplined Acquisition is Springboard for Growth  Multiple growth drivers  Investment in revenue producing initiatives with strong returns  Financial results demonstrate delivery of organic growth model  Executing Organic Strategy  Clear strategic fit  Cultural alignment  Financially attractive  Disciplined Acquirer  Entering new markets and expanding customer relationships  Enhancing competitive positioning  Driving value creation  Springboard for Growth  1  2  3  10

 APPENDIX

 Non-GAAP Reconciliation  Average Tangible Common Equity, ROTCE  14  ($ in millions)  2Q24  1Q25  2Q25  Average common shareholders’ equity  $16,861  $18,007  $18,559  Less: intangible assets and goodwill  5,685  5,651  5,640  Add: net tax effect of intangible assets  25  19  16  Average tangible common shareholders’ equity (A)  $11,201  $12,375  $12,935  Less: average accumulated other comprehensive income (AOCI)  (3,033)  (2,705)  (2,471)  Adjusted average tangible common shareholders’ equity (B)  $14,234  $15,080  $15,406  Net income available to common  $439  $500  $509  Add: amortization of intangibles  12  11  11  Add: deferred tax  (3)  (2)  (2)  Adjusted net income available to common  448  509  518  Adjusted net income available to common (annualized) (C)  $1,802  $2,064  $2,078  Return on average tangible common shareholders’ equity (C/A)  16.1%  16.7%  16.1%  Return on average tangible common shareholders’ equity, ex AOCI (C/B)  12.6%  13.7%  13.5%  ($ in millions)  2Q24  1Q25  2Q25  Adjusted net income available to common (annualized) (C)  $1,802  $2,064  $2,078  Return on average tangible shareholders’ equity  16.1%  16.7%  16.1%  Add: Notable Items, after tax (D)  5  2  3  Adjusted net income available to common (annualized) (E)  $1,822  $2,072  $2,090  Less: Net gain / (loss) on securities (after tax)  --  --  (46)  Adjusted net income available to common (annualized) (F)  $1,822  $2,072  $2,274  Adjusted return on average tangible common shareholders’ equity (E/A)  16.2%  16.7%  16.2%  Adjusted return on average tangible common shareholders’ equity  excluding securities repositioning and notable items (F/A)  16.2%  16.7%  17.6%  Adjusted return on average tangible common shareholders’ equity, ex AOCI (E/B)  12.8%  13.7%  13.6%

 1 2Q25 Risk Weighted Assets and Common Equity Tier 1 are based on best available estimates as of July 13, 2025  14  Non-GAAP Reconciliation  Common Equity Tier 1 (CET1)  CET1 – AOCI Impact ($ in millions)  2Q24  1Q25  2Q251  Common Equity Tier 1 (A)  $14,521  $15,269  $15,539  Add: accumulated other Comprehensive income (loss) (AOCI)  (2,911)  (2,422)  (2,241)  Less: cash flow hedge  (399)  (90)  (6)  Adjusted Common Equity Tier 1 (B)  $12,009  $12,937  $13,304  Risk Weighted Assets (C)  $139,374  $144,632  $148,602  Common Equity Tier 1 ratio (A/C)  10.4%  10.6%  10.5%  Adjusted CET1 Ratio (B/C)  8.6%  8.9%  9.0%  AOCI impact adjusted for cash flow hedges on loan portfolio  1.8%  1.7%  1.5%

 Non-GAAP Reconciliation  Tangible book value per share  14  TBV per Share (in millions , except per share amounts)  2Q24  1Q25  2Q25  Huntington shareholders’ equity  $19,515  $20,434  $20,928  Less: preferred stock  2,394  1,989  1,989  Common shareholders’ equity  $17,121  $18,445  $18,939  Less: goodwill  5,561  5,561  5,561  Less: other intangible assets, net of tax  94  67  58  Tangible common equity (A)  $11,466  $12,817  $13,320  Less: accumulated other comprehensive income (loss)  (2,911)  (2,433)  (2,246)  Adjusted tangible common equity (B)  $14,377  $15,250  $15,566  Number of common shares outstanding (C)  1,452  1,457  1,459  Tangible book value per share (A/C)  $7.89  $8.80  $9.13  Adjusted tangible book value per share (B/C)  $9.90  $10.47  $10.67

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